UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2004

Inveresk Research Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-49765	43-1955097

(State or Other Jurisdiction of Formation)	(Commission File Number)	(IRS Employer Identification Number)

11000 Weston Parkway, Cary, NC 27513

(Address of Principal Executive Offices, Including Zip Code)

Registrant’s Telephone Number, Including Area Code (919) 460-9005

N/A

(Former Name or Former Address, if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
EXHIBIT INDEX
PRESS RELEASE
TRANSCRIPT OF CONFERENCE CALL
SLIDE PRESENTATION

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)	Financial Statements — None

(b)	Pro Forma Financial Information — None

(c)	Exhibits

99.1	Press Release dated May 4, 2004 announcing results for the first quarter ended March 31, 2004 (furnished pursuant to Item 12 of Form 8-K).

99.2	Transcript of Conference Call held May 5, 2004 discussing results for the first quarter ended March 31, 2004 (furnished pursuant to Item 12 of Form 8-K).

99.3	Slide Presentation given on May 5, 2004 with respect to results for the first quarter ended March 31, 2004 (furnished pursuant to Item 12 of Form 8-K).

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On May 4, 2004, Inveresk Research Group, Inc. (the “Company”) issued a press release announcing its financial results for the first quarter ended March 31, 2004. A copy of this press release is attached hereto as Exhibit 99.1. On May 5, 2004, the Company held its earnings conference call regarding those financial results during which executive officers of the Company made a slide presentation. A copy of the transcript of the conference call is attached hereto as Exhibit 99.2 and a copy of the slide presentation is attached hereto as Exhibit 99.3. The conference call was pre-announced and was available to the public through live teleconference and webcast which will continue to be available until 5:00 pm EDT on Tuesday, May 11, 2004 by replay at www.inveresk.com.

     The information contained in this Current Report on Form 8-K, including the exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that Section. In addition, the information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2004	INVERESK RESEARCH GROUP, INC.

	By:	/s/ D.J. Paul E. Cowan

D.J. Paul E. Cowan Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.
99.1	Press Release dated May 4, 2004 announcing results for the first quarter ended March 31, 2004 (furnished pursuant to Item 12 of Form 8-K).

99.2	Transcript of Conference Call held May 5, 2004 discussing results for the first quarter ended March 31, 2004 (furnished pursuant to Item 12 of Form 8-K).

99.3	Slide Presentation given on March 5, 2004 with respect to results for the first quarter ended March 31, 2004 (furnished pursuant to Item 12 of Form 8-K).

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